UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014 (August 4, 2014)
(Exact name of registrant as specified in its charter)

Delaware	000-1554970	45-5634053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300E. Sonterra Blvd, Suite 1220 San Antonio, Texas	78248
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (210) 999-5400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 4.01    CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

The audit committee of Starboard Resources, Inc. (the “Company”) previously approved the engagement of KPMG as the new independent registered public accounting firm for the Company subject to KPMG completing its standard client evaluation procedures and accepting the engagement.  KPMG has now completed its client evaluation procedures and accepted the engagement.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Starboard Resources, Inc.

August 5, 2014	By:	/s/ Michael Pawelek
Michael Pawelek
Chief Executive Officer